Exhibit 10.29

Execution Copy

TELETECH HOLDINGS, INC.

FIRST AMENDMENT
Dated as of February 1, 2003

to

NOTE PURCHASE AGREEMENT
Dated as of October 1, 2001

Re:	$60,000,000 7.00% Senior Notes, Series A, due October 31, 2008
$15,000,000 7.40% Senior Notes, Series B, due October 31, 2011

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of February 1, 2003 (the or this “First Amendment”) to that certain Note Purchase Agreement dated as of October 1, 2001 is between TELETECH HOLDINGS, INC., a Delaware corporation (the “Company”), and each of the institutional investors listed on the signature pages hereto (collectively, the “Noteholders”)

RECITALS:

A.                                   The Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of October 1, 2001 (the “Note Purchase Agreement”).  The Company has heretofore issued (i) $60,000,000 aggregate principal amount of its 7.00% Senior Notes, Series A, due October 31, 2008 (the “Series A Notes”) and (ii) $15,000,000 aggregate principal amount of its 7.40% Senior Notes, Series B, due October 31, 2011 (the “Series B Notes”; said Series B Notes together with the Series A Notes are hereinafter collectively referred to as the “Notes”) pursuant to the Note Purchase Agreement.  The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

B.                                     The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.                                     Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.                                    All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.                            AMENDMENTS.

1.1.                              The definition of “Consolidated EBITDA” contained in Schedule B to the Note Purchase Agreement shall be and is hereby amended by (a) deleting the word “and” at the end of clause (2) thereof and inserting a comma “,” in lieu thereof, (b) inserting the following “, and (4) all non-cash charges resulting from the expensing of stock options by the Company or any of its Restricted Subsidiaries during such period” at the end of clause (3) thereof and (c) amending the second paragraph thereof in its entirety and restating such paragraph as follows:

“For purposes of determining “Consolidated EBITDA,” there shall be added back to Consolidated Net Income for the fiscal quarter ended December 31, 2002,

non-cash charges arising from the application of SFAS 144 by the Company and its Restricted Subsidiaries during such fiscal quarter in an amount equal to the lesser of (x) the actual amount of such non-cash charges included in calculating Consolidated Net Income for such fiscal quarter and (y) $35,000,000.”

SECTION 2.                            REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1.                              To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a)                                  this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)                                 the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)                                  the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d)                                 as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

(e)                                  all the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3.                            CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

3.1.                              Upon satisfaction of each and every one of the following conditions, this First Amendment shall become effective as of December 31, 2002:

(a)                                  executed counterparts of this First Amendment, duly executed by the Company and the holders of at least 50% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(b)                                 each Subsidiary Guarantor shall have duly executed the reaffirmation of Subsidiary Guaranty Agreement attached hereto;

(c)                                  the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

(d)                                 each holder of a Note shall have received evidence satisfactory to it that the Credit Agreement dated as of October 29, 2002 among the Company, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, has been amended in substantially the same manner as the Note Purchase Agreement has been amended by this First Amendment and otherwise in form and substance reasonably satisfactory to the holders of Notes;

(e)                                  each holder of a Note shall have received, by payment in immediately available funds to the account of such holder set forth in Schedule A to the Note Purchase Agreement the amount set forth opposite such holder’s name in Schedule 1 attached hereto; and

(f)                                    the Company shall have paid the fees and expenses of Schiff Hardin & Waite, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.                            MISCELLANEOUS.

4.1.                              This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

4.2.                              Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

4.3.                              The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4.                              This First Amendment shall he governed by and construed in accordance with the laws of the State of New York.

[Remainder of page intentionally left blank.]

4.5.                              The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

TELETECH HOLDINGS, INC.

By
Its

Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By
Name:
Its Authorized Representative

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc.

By
Name:
Title:

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	CIGNA Investments, Inc.

By
Name:
Title:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By
Name:
Title:

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By
Name:
Title:

FORT DEARBORN LIFE INSURANCE COMPANY

By:	Guardian Investor Services LLC

By
Name:
Title:

NATIONWIDE LIFE INSURANCE COMPANY

By
Name:
Title:

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By
Name:
Title:

FEE SCHEDULE

The Northwestern Mutual Life Insurance Company	$27,000
Connecticut General Life Insurance Company	$3,000
Connecticut General Life Insurance Company	$3,000
Connecticut General Life Insurance Company	$3,000
Connecticut General Life Insurance Company	$3,000
Connecticut General Life Insurance Company	$3,000
Connecticut General Life Insurance Company	$1,000
Connecticut General Life Insurance Company	$1,000
Life Insurance Company of North America	$3,000
The Guardian Life Insurance Company of America	$5,000
The Guardian Life Insurance Company of America	$5,000
The Guardian Life Insurance Company of America	$5,000
The Guardian Insurance & Annuity Company, Inc.	$1,500
Fort Dearborn Life Insurance Company	$1,000
Fort Dearborn Life Insurance Company	$500
Nationwide Life Insurance Company	$7,000
Nationwide Life and Annuity Insurance Company	$3,000

Total:	$75,000

REAFFIRMATION OF SUBSIDIARY GUARANTY AGREEMENT

The undersigned Subsidiary Guarantors hereby acknowledge and agree to the foregoing First Amendment to Note Purchase Agreement and reaffirm the Subsidiary Guaranty Agreement dated as of October 1, 2001 given in favor of each Noteholder and their respective successors and assigns:

TTEC NEVADA, INC. TELETECH CUSTOMER SERVICES, INC.

By
Christy O’Connor
President

NEWGEN RESULTS CORP. CARABUNGA.COM, INC. NEWGEN MANAGEMENT SERVICES, INC. NEWGEN DEALER PRICING CENTER, INC.

By
Christy O’Connor
Assistant Secretary

TELETECH SERVICES CORPORATION
TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), INC.
TELETECH CUSTOMER CARE MANAGEMENT (NEW YORK), INC.
TELETECH FACILITIES MANAGEMENT (PARCEL CUSTOMER SUPPORT), INC.
TELETECH FACILITIES MANAGEMENT (POSTAL CUSTOMER SUPPORT), INC.
TELETECH CUSTOMER CARE MANAGEMENT (CALIFORNIA), INC.
T-TEC LABS, INC.
TELETECH CUSTOMER CARE MANAGEMENT (TELECOMMUNICATIONS), INC.
TELETECH CUSTOMER CARE MANAGEMENT, INC.
TELETECH CUSTOMER CARE MANAGEMENT (WEST VIRGINIA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (SOUTH AMERICA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (TEXAS), INC.
TELETECH CUSTOMER CARE MANAGEMENT (GENERAL), INC.
TELETECH CUSTOMER CARE SOLUTIONS (JAPAN), INC.
TELETECH SOUTH AMERICA HOLDINGS, INC.
TELETECH INTERNATIONAL HOLDINGS, INC.
EDM INTERNATIONAL, INC.

By
Margot O’Dell
Chief Financial Officer and Executive Vice President, International Operations